UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  June 9, 2022

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-36518	NEXTERA ENERGY PARTNERS, LP	30-0818558
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Units	NEP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On June 9, 2022, NextEra Energy Partners, LP (NEP), NextEra Energy Operating Partners GP, LLC, NextEra Energy Operating Partners, LP (NEP OpCo) and NextEra Energy Management Partners, LP (NEMP) entered into the Third Amended and Restated Management Services Agreement (MSA) to cap the incentive distribution rights (IDR) fee paid by NEP to NEMP at $39.25 million per quarter (approximately $157 million per year) if quarterly distributions to NEP OpCo unitholders are at or above $0.7625 ($3.05 on an annualized basis) per NEP OpCo common unit. If quarterly distributions to NEP OpCo unitholders are less than the $0.7625 threshold, the IDR fee paid to NEMP shall continue to be based on the IDR fee structure described in Part II, Item 5 of NEP’s Annual Report filed on Form 10-K for the year ended December 31, 2021. NEP OpCo is a subsidiary of NEP and NEMP is an indirect subsidiary of NextEra Energy, Inc. (NEE). IDR fees represent the right to receive a fee calculated based on the amount of adjusted available cash from operating surplus, as defined in the MSA, that NEP OpCo would be able to distribute to its common unitholders after specified quarterly distribution levels have been achieved. The right to receive the IDR fee is currently held by NEMP, but may be assigned, subject to restrictions in the MSA.

The information set forth is qualified in its entirety by the text of the MSA, which is included as Exhibit 10.1 hereto and incorporated by reference herein.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On June 14, 2022, at the 2022 Investor Conference in New York, NY, members of NEP’s senior management team plan to discuss, among other things, that NEP is extending its expectation that annualized limited partner distributions per unit will grow about 12% to 15% per year through at least 2025 from a base of NEP’s fourth-quarter 2021 distribution per common unit at an annualized rate of $2.83. In addition, NEP is increasing its year-end 2022 run-rate adjusted EBITDA expectations and cash available for distribution (CAFD) expectations to be in the ranges of approximately $1,785 million to $1,985 million and $685 million to $775 million, respectively, reflecting calendar year 2023 expectations for the forecasted portfolio as of December 31, 2022. These expectations are subject to the usual caveats and include the impact of IDR fees, as these fees are treated as an operating expense.

Adjusted EBITDA expectations represent projected (a) revenue less (b) fuel expense, less (c) project operating expenses, less (d) corporate G&A, plus (e) other income, less (f) other deductions including IDR fees. Projected revenue as used in the calculations of projected EBITDA represents the sum of projected (a) operating revenues plus (b) a pre-tax allocation of production tax credits, plus (c) a pre-tax allocation of investment tax credits, plus (d) earnings impact from convertible investment tax credits, plus (e) the reimbursement for lost revenue received pursuant to a contract with a subsidiary of NEE. CAFD represents adjusted EBITDA less (1) a pre-tax allocation of production tax credits, less (2) a pre-tax allocation of investment tax credits, less (3) earnings impact from convertible investment tax credits, less (4) debt service, less (5) maintenance capital, less (6) income tax payments, less (7) other non-cash items included in adjusted EBITDA if any. CAFD excludes changes in working capital and distributions to preferred equity investors.

Adjusted EBITDA, CAFD and limited partner distributions and other expectations assume, among other things, normal weather and operating conditions, positive macroeconomic conditions in the U.S., public policy support for wind and solar development and construction, market demand and transmission expansion support for wind and solar development, market demand for pipeline capacity, access to capital at reasonable cost and terms, and no changes to governmental policies or incentives. NEP's adjusted EBITDA, CAFD and distributions and other expectations should be viewed in conjunction with NEP's cautionary statements and risk factors set forth below. The adjusted EBITDA and CAFD run-rate expectations have not been reconciled to expected net income because NEP's net income includes unrealized mark-to-market gains and losses related to derivative transactions, which cannot be determined at this time. NEP's' management uses adjusted EBITDA and CAFD, which are non-GAAP financial measures, internally for financial planning, analysis of performance and reporting of results to the board of directors. NEP also uses these measures when communicating its financial results and earnings outlook to analysts and investors.

Investors and other interested parties can access a copy of the presentation materials at www.NextEraEnergyPartners.com.

Cautionary Statements and Risk Factors That May Affect Future Results

This Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are not statements of historical facts, but instead represent the current expectations of NextEra Energy Partners, LP (together with its subsidiaries, NEP) regarding future operating results and other future events, many of which, by their nature, are inherently uncertain and outside of NEP’s control. Forward-looking statements in this Form 8-K include, among others, statements concerning adjusted EBITDA, cash available for distributions (CAFD) and unit distribution expectations. In some cases, you can identify the forward-looking statements by words or phrases such as “will,” “may result,” “expect,” “anticipate,”

“believe,” “intend,” “plan,” “seek,” “aim,” “potential,” “projection,” “forecast,” “predict,” “goals,” “target,” “outlook,” “should,” “would” or similar words or expressions. You should not place undue reliance on these forward-looking statements, which are not a guarantee of future performance. The future results of NEP and its business and financial condition are subject to risks and uncertainties that could cause NEP’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties could require NEP to limit or eliminate certain operations. These risks and uncertainties include, but are not limited to, the following: NEP's ability to make cash distributions to its unitholders is affected by wind and solar conditions at its renewable energy projects; Operation and maintenance of renewable energy projects and pipelines involve significant risks that could result in unplanned power outages, reduced output or capacity, personal injury or loss of life; NEP's business, financial condition, results of operations and prospects can be materially adversely affected by weather conditions, including, but not limited to, the impact of severe weather; NEP depends on certain of the renewable energy projects and pipelines in its portfolio for a substantial portion of its anticipated cash flows; NEP may pursue the repowering of wind projects or the expansion of natural gas pipelines that would require up-front capital expenditures and could expose NEP to project development risks; Terrorist acts, cyberattacks or other similar events could impact NEP's projects, pipelines or surrounding areas and adversely affect its business; The ability of NEP to obtain insurance and the terms of any available insurance coverage could be materially adversely affected by international, national, state or local events and company-specific events, as well as the financial condition of insurers. NEP's insurance coverage does not provide protection against all significant losses; NEP relies on interconnection, transmission and other pipeline facilities of third parties to deliver energy from its renewable energy projects and to transport natural gas to and from its pipelines. If these facilities become unavailable, NEP's projects and pipelines may not be able to operate or deliver energy or may become partially or fully unavailable to transport natural gas; NEP's business is subject to liabilities and operating restrictions arising from environmental, health and safety laws and regulations, compliance with which may require significant capital expenditures, increase NEP’s cost of operations and affect or limit its business plans; NEP's renewable energy projects or pipelines may be adversely affected by legislative changes or a failure to comply with applicable energy and pipeline regulations; Petroleos Mexicanos (Pemex) may claim certain immunities under the Foreign Sovereign Immunities Act and Mexican law, and the Texas pipeline entities' ability to sue or recover from Pemex for breach of contract may be limited and may be exacerbated if there is a deterioration in the economic relationship between the U.S. and Mexico; NEP does not own all of the land on which the projects in its portfolio are located and its use and enjoyment of the property may be adversely affected to the extent that there are any lienholders or land rights holders that have rights that are superior to NEP's rights or the U.S. Bureau of Land Management suspends its federal rights-of-way grants; NEP is subject to risks associated with litigation or administrative proceedings that could materially impact its operations, including, but not limited to, proceedings related to projects it acquires in the future; NEP's operations require NEP to comply with anti-corruption laws and regulations of the U.S. government and Mexico; NEP is subject to risks associated with its ownership interests in projects that are under construction, which could result in its inability to complete construction projects on time or at all, and make projects too expensive to complete or cause the return on an investment to be less than expected; NEP relies on a limited number of customers and is exposed to the risk that they may be unwilling or unable to fulfill their contractual obligations to NEP or that they otherwise terminate their agreements with NEP; NEP may not be able to extend, renew or replace expiring or terminated power purchase agreements (PPA), natural gas transportation agreements or other customer contracts at favorable rates or on a long-term basis; If the energy production by or availability of NEP's renewable energy projects is less than expected, they may not be able to satisfy minimum production or availability obligations under their PPAs; NEP's growth strategy depends on locating and acquiring interests in additional projects consistent with its business strategy at favorable prices; Reductions in demand for natural gas in the United States or Mexico and low market prices of natural gas could materially adversely affect NEP's pipeline operations and cash flows; Government laws, regulations and policies providing incentives and subsidies for clean energy could be changed, reduced or eliminated at any time and such changes may negatively impact NEP's growth strategy; NEP's growth strategy depends on the acquisition of projects developed by NextEra Energy, Inc. (NEE) and third parties, which face risks related to project siting, financing, construction, permitting, the environment, governmental approvals and the negotiation of project development agreements; Acquisitions of existing clean energy projects involve numerous risks; NEP may continue to acquire other sources of clean energy and may expand to include other types of assets. Any further acquisition of non-renewable energy projects may present unforeseen challenges and result in a competitive disadvantage relative to NEP's more-established competitors; NEP faces substantial competition primarily from regulated utilities, developers, independent power producers, pension funds and private equity funds for opportunities in North America; The natural gas pipeline industry is highly competitive, and increased competitive pressure could adversely affect NEP's business; NEP may not be able to access sources of capital on commercially reasonable terms, which would have a material adverse effect on its ability to consummate future acquisitions and pursue other growth opportunities; Restrictions in NEP and its subsidiaries' financing agreements could adversely affect NEP's business, financial condition, results of operations and ability to make cash distributions to its unitholders; NEP's cash distributions to its unitholders may be reduced as a result of restrictions on NEP's subsidiaries’ cash distributions to NEP under the terms of their indebtedness or other financing agreements; NEP's subsidiaries’ substantial amount of indebtedness may adversely affect NEP's ability to operate its business, and its failure to comply with the terms of its subsidiaries' indebtedness could have a material adverse effect on NEP's financial condition; NEP is exposed to risks inherent in its use of interest rate swaps; Widespread public health crises and epidemics or pandemics may have material adverse impacts on NEP’s business, financial condition, liquidity, results of operations and ability to make cash distributions to its unitholders; NEE has influence over NEP; Under the cash sweep and credit support agreement, NEP receives credit support from NEE and its affiliates. NEP's subsidiaries may default under contracts or become subject to cash sweeps if credit support is terminated, if NEE or its affiliates fail to honor their obligations under credit support arrangements, or if NEE or another credit support provider ceases to satisfy creditworthiness requirements, and NEP will be required in certain circumstances to reimburse NEE for draws that are made on credit support; NextEra Energy Resources, LLC (NEER) or one of its affiliates is permitted to borrow funds received by NEP's subsidiaries and is obligated to return these funds only as needed to cover project costs and distributions or as demanded by NextEra Energy Operating Partners, LP (NEP OpCo). NEP's financial condition and ability to make distributions to its unitholders, as well as its ability to grow distributions in the future, is highly dependent on NEER’s performance of its obligations to return all or a portion of these funds; NEER's right of first refusal may adversely affect NEP's ability to consummate future sales or to obtain favorable sale terms; NextEra Energy Partners GP, Inc. (NEP GP) and its affiliates may have conflicts of interest with NEP and have limited duties to NEP and its unitholders; NEP GP and its affiliates and the directors and officers of NEP are not restricted in their ability to compete with NEP, whose business is subject to certain restrictions; NEP may only terminate the Management Services Agreement among, NEP, NextEra Energy Management Partners, LP (NEE Management), NEP OpCo and NextEra Energy Operating Partners GP, LLC (NEP OpCo GP) under certain limited circumstances; If the agreements with NEE Management or NEER are terminated, NEP may be unable to contract with a substitute service provider on similar terms; NEP's arrangements with NEE limit NEE’s potential liability, and NEP has agreed to indemnify NEE against claims that it may face in connection with such arrangements, which may lead NEE to assume greater risks when making decisions relating to NEP than it otherwise would if acting solely for its own account; NEP's ability to make distributions to its unitholders depends on the ability of NEP OpCo to make cash distributions to its limited partners; If NEP incurs material tax liabilities, NEP's distributions to its unitholders may be reduced, without any corresponding reduction in the amount of the IDR fee; Holders of NEP’s units may be subject to voting restrictions; NEP’s partnership agreement replaces the fiduciary duties that NEP GP and NEP’s directors and officers might have to holders of its common units with contractual standards governing their duties and the NYSE does not require a publicly traded limited partnership like NEP to comply with certain of its corporate governance requirements; NEP’s partnership agreement restricts the remedies available to holders of NEP's common units for actions taken by NEP’s directors or NEP GP that might otherwise constitute breaches of fiduciary duties; Certain of NEP’s actions require the consent of NEP GP; Holders of NEP's common units currently cannot remove NEP GP without NEE’s consent and provisions in NEP's partnership agreement may discourage or delay an acquisition of NEP that NEP unitholders may consider favorable; NEE’s interest in NEP GP and the control of NEP GP may be transferred to a third party without unitholder consent; NEP may issue additional units without unitholder approval, which would dilute unitholder interests; Reimbursements and fees owed to NEP GP and its affiliates for services provided to NEP or on NEP's behalf will reduce cash distributions from NEP OpCo and from NEP to NEP's unitholders, and there are no limits on the amount that NEP OpCo may be required to pay; Increases in interest rates could adversely impact the price of NEP's common units, NEP's ability to issue equity or incur debt for acquisitions or other purposes and NEP's ability to make cash distributions to its unitholders; The liability of holders of NEP's units, which represent limited partnership interests in NEP, may not be limited if a court finds that unitholder action constitutes control of NEP's business; Unitholders may have liability to repay distributions that were wrongfully distributed to them; The issuance of securities convertible into, or settleable with, common units may affect the market price for NEP's common units, will dilute common unitholders’ ownership in NEP and may decrease the amount of cash available for distribution for each common unit; NEP's future tax liability may be greater than expected if NEP does not generate net operating losses (NOLs) sufficient to offset taxable income or if tax authorities challenge certain of NEP's tax positions; NEP's ability to use NOLs to offset future income may be limited; NEP will not have complete control over NEP's tax decisions; and, Distributions to unitholders may be taxable as dividends. NEP discusses these and other risks and uncertainties in its annual report on Form 10-K for the year ended December 31, 2021 and other Securities and Exchange Commission (SEC) filings, and this Form 8-K should be read in conjunction with such SEC filings. The forward-looking statements made in this Form 8-K are made only as of the date of this Form 8-K and NEP undertakes no obligation to update any forward-looking statements.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit Number	Description
10.1
Third Amended and Restated Management Services Agreement, dated as of June 9, 2022, by and among NextEra Energy Partners, LP, NextEra Energy Operating Partners GP, LLC, NextEra Energy Operating Partners, LP, and NextEra Energy Management Partners, LP

101	Interactive data files for this Form 8-K formatted in Inline XBRL
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 14, 2022

NEXTERA ENERGY PARTNERS, LP
(Registrant)

JAMES M. MAY
James M. May Controller and Chief Accounting Officer